UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31265 (Commission File Number)	93-0987903 (IRS Employer Identification No.)

3165 Porter Drive, Palo Alto, CA (Address of principal executive offices)	94304 (Zip Code)

Registrant’s telephone number, including area code: (650) 845-7700

Not Applicable

(Former name or former address, if changed since last report)

Item 12.	Disclosure of Results of Operations and Financial Condition.

On July 30, 2003, the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended June 30, 2003. The foregoing description is qualified in its entirety by reference to the Registrant’s press release dated July 30, 2003, a copy of which is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Telik, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

/s/ CYNTHIA M. BUTITTA

Date: July 30, 2003	Cynthia M. Butitta, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled “Telik Announces Second Quarter 2003 Financial Results,” dated July 30, 2003.